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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 9, 2000


                                AMAZON.COM, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                       000-22513                91-1646860
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


     1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON      98144
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           (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code  (206) 266-1000


                                       N/A
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         (Former name and former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On Febuary 9, 2000, the Board of Directors of Amazon.com, Inc., a Delaware corporation ("Amazon.com"), approved an amendment to Section 2.1 of the Bylaws of Amazon.com which allows the Board of Directors to set its annual meeting on a date prior to as well as later than the second Thursday in May. The Bylaws are filed as Exhibit 3.1 to this Current Report.

         On Febuary 16, 2000, Amazon.com completed a public offering of E690,000,000 in principal amount of Euro Denominated Convertible
Subordinated Notes due 2010. The forms of the Notes issued in connection with such offering are filed as Exhibits 4.1 and 4.2 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         3.1      Bylaws of Amazon.com

         4.1 Form of 6 7/8% Convertible Subordinated Note due 2010 in the principal amount of E400,000,000.

         4.2 Form of 6 7/8% Convertible Subordinated Note due 2010 in the principal amount of E290,000,000.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMAZON.COM, INC.

Dated:   February 28, 2000                     By:  /s/ L. Michelle Wilson
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                                                      L. Michelle Wilson